UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001663645
Citigroup Commercial Mortgage Trust 2016-GC36
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of the depositor:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682511
Starwood Mortgage Funding I LLC
(Exact name of sponsor as specified in its charter)

New York	333-207132-01	38-3984680 38-3984681 38-7145068
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “CGCMT 2016-GC36 PSA”), dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC (as successor to Wells Fargo Bank, National Association), as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuing entity known as Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”) and the series of commercial mortgage-pass through certificates known as the Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the CGCMT 2016-GC36 PSA.  The CGCMT 2016-GC36 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on April 12, 2016 under Commission File No. 333-207132-01.

The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Heinz 57 Center, an asset of the Issuing Entity, is being serviced pursuant to the pooling and servicing agreement (the “JPMCC 2015-JP1 PSA”), dated as of December 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, which governs the issuance of the JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1.  The JPMCC 2015-JP1 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on February 18, 2016 under Commission File No. 333-207132-01.

Effective as of January 29, 2025, Midland Loan Services, a Division of PNC Bank, National Association has been terminated as special servicer under the JPMCC 2015-JP1 PSA, and Rialto Capital Advisors, LLC has been appointed to act as successor special servicer under the JPMCC 2015-JP1 PSA. A copy of the related Acknowledgment of Replacement Special Servicer, dated January 29, 2025 is attached hereto as Exhibit 20.1

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
Exhibit 20.1	Acknowledgement of Replacement Special Servicer dated January 29, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date:  January 29, 2025